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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 8, 2003 (MAY 8, 2003)
                                                     -------------------------


                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)


            1-11570                                     13-3098275
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     (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NUMBER)


                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)



                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

     Allied Healthcare International Inc. (the "Company") announced on May 8, 2003 that it had initiated a stock repurchase program pursuant to which it may purchase up to $3,000,000 of it outstanding shares of common stock. The purchases may be made in open-market transactions or in privately-negotiated transactions from time to time. The stock repurchase program is in addition to the Company's existing stock repurchase program, pursuant to which it may purchase up to $1,000,000 of its outstanding shares of common stock. Under the existing stock repurchase program, the Company has repurchased approximately $720,000 of its shares of common stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits.

     99.1   Press release, dated May 8, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION")

     The information contained in this Item 9 is being furnished pursuant to "Item 12, Results of Operations and Financial Condition" of Form 8-K in accordance with Release No. 33-8216 of the Securities and Exchange Commission.

     On May 8, 2003, the Company issued a press release announcing its earnings for the fiscal quarter ended March 31, 2003. A copy of the press release is attached to this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2003

                                         ALLIED HEALTHCARE INTERNATIONAL INC.


                                         By: /s/ Daniel A. Bergeron
                                             -------------------------------
                                         Name:  Daniel A. Bergeron
                                         Title: Vice President and
                                                Chief Financial Officer